UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 24, 2003
                                                          -----------------

                           CONSTELLATION BRANDS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    001-08495
                            ------------------------
                            (Commission File Number)

               Delaware                                          16-0716709
     ----------------------------                            -------------------
     (State or other jurisdiction                            (IRS Employer
     of incorporation)                                       Identification No.)


              300 WillowBrook Office Park, Fairport, New York 14450
            ---------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)


                                 (585) 218-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     Unless the context otherwise requires, the term "Company" refers to Constellation Brands, Inc. and its subsidiaries. On May 13, 2003, the Company filed its Annual Report on Form 10-K for the fiscal year ended February 28, 2003, with the Securities and Exchange Commission. As reported in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2003, as a result of the Company's acquisition of BRL Hardy Limited, now known as Hardy Wine Company Limited ("Hardy"), the Company changed the structure of its internal organization to consist of two business divisions, Constellation Wines and Constellation Beers and Spirits. Separate division chief executives report directly to the Company's chief operating officer. Consequently, the Company now reports its operating results in three segments: Constellation Wines (branded wine, and U.K. wholesale and other), Constellation Beers and Spirits (imported beer and distilled spirits) and Corporate Operations and Other. In addition, the Company changed its definition of operating income for segment purposes to exclude restructuring and related charges and unusual costs that affect comparability.

     Consistent with Statement of Financial Accounting Standards No. 131 ("SFAS No. 131"), "Disclosures About Segments of an Enterprise and Related Information", to enhance comparability with prior periods, and to incorporate this information by reference into the Company's currently effective registration statements and registration statements that the Company may file in the future, this Current Report on Form 8-K provides, on the new basis of segment reporting that was adopted by the Company effective March 1, 2003, (i) consolidated financial statements that show segment information for the fiscal years ended February 28, 2003, February 28, 2002, and February 28, 2001, and
(ii) selected business and financial information.

     The information included in this Current Report on Form 8-K affects only disclosures related to segment results, and does not in any way restate or revise the financial position, results of operations or cash flows in any previously reported Consolidated Balance Sheet, Consolidated Statement of Income or Consolidated Statement of Cash Flows of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits

     23.1    Consent of KPMG LLP.

     23.2    Information Regarding Consent of Arthur Andersen.

     99.1    Selected   business  and   financial  information   reflecting  the
             Company's new basis of segment reporting.

     99.2 Audited consolidated financial statements of the Company for the fiscal year ended February 28, 2003, conformed to reflect the Company's new basis of segment reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            CONSTELLATION BRANDS, INC.


Dated:  November 24, 2003                   By: /s/ Thomas S. Summer
                                                --------------------------------
                                                Thomas S. Summer, Executive Vice
                                                President and Chief Financial
                                                Officer

                                INDEX TO EXHIBITS

(1)   UNDERWRITING AGREEMENT

      Not applicable.

(2)   PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR
      SUCCESSION

      Not applicable.

(4)   INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

      Not applicable.

(16)  LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

      Not applicable.

(17)  LETTER RE DIRECTOR RESIGNATION

      Not applicable.

(20)  OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

      Not applicable.

(23)  CONSENTS OF EXPERTS AND COUNSEL

23.1  Consent of KPMG LLP (filed herewith).

23.2  Information regarding consent of Arthur Andersen (filed herewith).

(24)  POWER OF ATTORNEY

      Not applicable.

(31)  RULE 13a-14(a)/15d-14(a) CERTIFICATIONS

      Not applicable.

(32)  SECTION 1350 CERTIFICATIONS

      Not applicable.

(99)  ADDITIONAL EXHIBITS

99.1 Selected business and financial information reflecting the Company's new basis of segment reporting (filed herewith).

99.2 Audited consolidated financial statements of the Company for the fiscal year ended February 28, 2003, conformed to reflect the Company's new basis of segment reporting (filed herewith).